Exhibit 10.2

ACTIVECARE, INC.

CONVERSION NOTICE

SHARES OF SERIES C OR SERIES D CONVERTIBLE PREFERRED STOCK

THE CONVERSION RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 6, 2013 (THE “EXPIRATION DATE”), UNLESS EXTENDED.

ACTIVECARE, INC.

By Regular Mail or Overnight Courier: ACTIVECARE, INC.		By Facsimile Or e-mail: (866) 226-2595 or jpeterson@activecare.com
1365 West Business Park Drive Orem, Utah 84058
ATTN: Jeffrey Peterson, V.P. Finance

By Registered & Certified Mail:	In Person by Hand Only:

ACTIVECARE, INC. Conversion of Preferred	ACTIVECARE, INC. Conversion of Preferred	For Information or Confirmation by
1365 West Business Park Drive Orem, Utah 84058	1365 West Business Park Drive Orem, Utah 84058	Telephone:
ATTN: Jeffrey Peterson, V.P. Finance	ATTN: Jeffrey Peterson, V.P. Finance	(877)-219-6050

Delivery of this Conversion Notice (the “Conversion Notice”) to ActiveCare, Inc. (the “Company”) at an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

By signing and returning this Conversion Notice to the Company, the undersigned acknowledges receipt of the Confidential Private Placement Memorandum dated November 27, 2013 (the “Memorandum”), which describes the offering of the Company to convert shares of its Series C Convertible Preferred Stock (the “Series C Shares”) and of its Series D Convertible Preferred Stock (the “Series D Shares”) into shares of its Common Stock (the “Conversion Shares”) at a premium above the stated conversion ratio of one (1) share of Common Stock for each share of Series C and five (5) shares of Common Stock for one (1) Series D Share (together with the Conversion Shares, the Series C Shares and the Series D Shares are referred to collectively herein as the “Securities”) from the holders thereof.  Capitalized terms used but not defined herein shall have the meaning given them in the Memorandum.

The Company is not making the offering to holders of the Series C or Series D Shares in any jurisdiction in which the offering would not be in compliance with the securities or Blue Sky laws of such jurisdiction. The Company also will not accept conversion of the Series C or Series D Shares in any jurisdiction in which the offering would not be in compliance with the securities or Blue Sky laws of such jurisdiction.

The offering is made without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemption from registration available under Section 506(b) of Regulation D under the Securities Act.

THE INSTRUCTIONS INCLUDED WITH THIS CONVERSION NOTICE MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE MEMORANDUM AND THIS CONVERSION NOTICE MAY BE DIRECTED TO THE COMPANY’S VICE PRESIDENT OF FINANCE, JEFFREY PETERSON, AS INDICATED ABOVE.

The undersigned has checked the appropriate boxes below and signed this Conversion Notice to indicate the action the undersigned desires to take with respect to the offering.

PLEASE READ THE ENTIRE CONVERSION NOTICE AND THE MEMORANDUM CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Series C or Series D Shares to which this Conversion Notice relates.  If the space provided below is inadequate, the certificate numbers and share amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF SERIES C OR SERIES D SHARES TO BE CONVERTED

* Unless otherwise indicated, the holder will be deemed to have converted the full aggregate number of such Series C or Series D Shares indicated on each certificate.  See instruction 2.

Unless the context otherwise requires, the term “holder” for purposes of this Conversion Notice means any person in whose name Series C or Series D Shares are registered or any other person who has obtained a properly completed stock power from the registered holder.

☐	CHECK HERE IF CONVERSION SHARES ARE TO BE DELIVERED TO A PERSON OTHER THAN THE PERSON SIGNING THIS CONVERSION NOTICE:

Name:
Address:

☐	CHECK HERE IF CONVERSION SHARES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS CONVERSION NOTICE:

Name:
Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

TO: ActiveCare, Inc.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the offering, the undersigned hereby surrenders for conversion to the Company the number of Series C or Series D Shares indicated above.  Subject to, and effective upon, the acceptance for conversion of all or any portion of the Series C or Series D Shares converted herewith in accordance with the terms and conditions of the offering (including, if the offering is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby converts, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Series C or Series D Shares as are being converted herewith. The undersigned hereby irrevocably constitutes and appoints the Company as its true and lawful agent and attorney-in-fact of the undersigned to cause the Series C or Series D Shares to be converted into Common Stock.

The undersigned represents and warrants that it has full power and authority to convert, assign and transfer the Series C or Series D Shares and to acquire Conversion Shares issuable upon conversion of such Series C or Series D Shares, and that, when the same are accepted for conversion, the Company will acquire good and unencumbered title to the converted Series C or Series D Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Company or the Company to be necessary or desirable to complete the conversion of the converted Series C or Series D Shares into shares of Common Stock.

The undersigned understands that conversions of Series C or Series D Shares pursuant to any one of the procedures described in the Conversion Notice and in the instructions attached hereto will, upon the Company’s acceptance for conversion of such converted Series C or Series D Shares, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the offering. The undersigned recognizes that, under circumstances set forth in the Conversion Notice, the Company may not be required to accept for conversion any of the Series C or Series D Shares.

By converting Series C or Series D Shares and executing this Conversion Notice, the undersigned represents that Conversion Shares will be obtained for the personal account of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Conversion Shares, and that if the undersigned or the person receiving such Conversion Shares, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Conversion Shares.

The undersigned understands that all resales of the Conversion Shares must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Conversion Shares in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Company assumes no responsibility regarding compliance by the undersigned with state securities or Blue Sky laws in connection with resales.

The undersigned is an “accredited investor” as that term is defined by Rule 501 under Regulation D of the Securities Act (below) or, if not an accredited investor, the undersigned either alone or with his purchaser representative(s) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the conversion of the Series C or Series D Shares and an investment in the Company.  For purposes of this Conversion Notice, the term “accredited investor” shall have the following meaning:

Accredited investor shall mean any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the conversion of the Series C or Series D Shares by such person:

(1)           Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”); any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)           Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3)           Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)           Any director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company;

(5)           Any natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000.  For purposes of calculating net worth under this paragraph:

(A)     The person's primary residence shall not be included as an asset;

(B)      Indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(C)      Indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

(6)           Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)           Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described above; and

(8)           Any entity in which all of the equity owners are accredited investors.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Series C or Series D Shares surrendered for conversion hereunder may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Conversion Notice. Except as stated in the Conversion Notice, this Notice is irrevocable.

Certificates for all Conversion Shares delivered upon conversion of Series C or Series D Shares and any Series C or Series D Shares delivered herewith but not converted, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned or as otherwise directed above.

The undersigned, by completing the box entitled “Description of Series C or Series D Shares to be Converted” above and signing this letter, will be deemed to have converted the Series C or Series D Shares as set forth in such box.

CONVERTING HOLDER(S) SIGN HERE

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Series C or Series D Shares hereby converted or in whose name Series C or Series D Shares are registered on the books of the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signature(s) of Holder(s))

Date:

Name(s)
(Please Print)
Capacity (full title)

Address
(Including Zip Code)
Daytime Area Code and Telephone No.

Taxpayer Identification No.

Authorized Signature

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if Conversion Shares or Series C or Series D Shares not converted are to be issued in the name of someone other than the registered holder of the Series C or Series D Shares whose name(s) appear(s) above.

Issue:	☐	Series D Shares not converted to:
	☐	Conversion Shares to:

Name(s)

Address:

(Include Zip Code)

Daytime Area Code and
Telephone No.

Tax Identification No.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if Conversion Shares or Series C or Series D Shares not converted are to be sent to someone other than the registered holder of the Series C or Series D Shares whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:	☐	Series C or Series D Shares not converted to:
	☐	Conversion Shares to:

Name(s)

Address:

(Include Zip Code)
Area Code and
Telephone No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF OFFERING

1.  Delivery of this Conversion Notice and Certificates.

A holder of Series C or Series D Shares may convert the same by properly completing and signing this Conversion Notice or a facsimile hereof and delivering the same, together with the certificate or certificates, if applicable, representing the Series C or Series D Shares being converted and any required signature guarantees and any other documents required by this Conversion Notice, to the Company at its address set forth above on or prior to the Expiration Date.

The method of delivery of this Conversion Notice, the Series C or Series D Shares and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Company. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. All certificates representing the converted Series C or Series D Shares must accompany the Conversion Notice.

No alternative, conditional, irregular or contingent tenders will be accepted. All converting holders, by execution of this Conversion Notice (or facsimile thereof) or via E-mail, shall waive any right to receive notice of the acceptance of the Series C or Series D Shares for conversion.

2.  Partial Conversion; Withdrawals.

If less than the entire amount of Series C or Series D Shares evidenced by a submitted certificate is converted, the converting holder must fill in the aggregate number of Series C or Series D Shares converted in the box entitled “Description of Series C or Series D Shares to be Converted.” A newly issued certificate for the Series C or Series D Shares submitted but not converted will be sent to such holder as soon as practicable after the Expiration Date. All Series C or Series D Shares delivered to the Company will be deemed to have been converted unless otherwise clearly indicated.

If not yet accepted, this Conversion Notice may be withdrawn prior to the Expiration Date.

To be effective with respect to the conversion of Series C or Series D Shares, a written notice of withdrawal must: (i) be received by the Company at the address set forth above before the Company has accepted the conversion of Series C or Series D Shares pursuant to the offering; (ii) specify the name of the person who converted the Series C or Series D Shares to be withdrawn; (iii) identify the Series C or Series D Shares to be withdrawn (including the number of such Series C or Series D Shares, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Series C or Series D Shares and the number of Series C or Series D Shares represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Series C or Series D Shares converted; and (v) be signed by the holder in the same manner as the original signature on this Conversion Notice (including any required signature guarantee). The Company will return the properly withdrawn Series C or Series D Shares promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any Series C or Series D Shares so withdrawn will be deemed not to have been validly converted for purposes of the offering. Any Series C or Series D Shares which have been submitted for conversion but which are not converted for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of conversion or termination of the offering.  Properly withdrawn Series C or Series D Shares may be re-surrendered by following one of the procedures described under the caption “The offering—Procedures for Conversion” in the Memorandum at any time prior to the Expiration Date.

3.  Signature on this Conversion Notice; Written Instruments and Endorsements.

If this Conversion Notice is signed by the registered holder(s) of the Series C or Series D Shares converted hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Series C or Series D Shares converted hereby are owned of record by two or more joint owners, all such owners must sign this Conversion Notice.

If a number of Series C or Series D Shares registered in different names are converted, it will be necessary to complete, sign and submit as many separate copies of this Conversion Notice as there are different registrations of Series C or Series D Shares.

When this Conversion Notice is signed by the registered holder or holders of Series C or Series D Shares listed and converted hereby, no endorsements of certificates or separate written instruments of transfer or conversion are required.

If this Conversion Notice is signed by a person other than the registered holder or holders of the Series C or Series D Shares listed, such Series C or Series D Shares must be endorsed or accompanied by separate written instruments of transfer or conversion in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Series C or Series D Shares.

If this Conversion Notice, any certificates or separate written instruments of transfer or conversion are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

4.  Special Issuance and Delivery Instructions.

Converting holders should indicate, as applicable, the name and address to which the Conversion Shares or certificates for Series C or Series D Shares not converted are to be issued or sent, if different from the name and address of the person signing this Conversion Notice. In the case of issuance in a different name, the tax identification number of the person named must also be indicated.

5.  Transfer Taxes.

The Company generally shall pay all transfer taxes, if any, applicable to the conversion of Series C or Series D Shares pursuant to the offering, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by a transfer of the Securities. In addition, if (a) certificates representing Conversion Shares or Series C or Series D Shares not converted are to be delivered to, or are to be registered or issued in the name of, any other person other than the registered holder of the Series C or Series D Shares converted, or if (b) converted Series C or Series D Shares are registered in the name of any person other than the person signing the Conversion Notice, or if (c) a transfer tax is imposed for any reason other than the conversion of Series C or Series D Shares pursuant to the offering, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the converting holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such converting holder.

6.  Waiver of Conditions.

The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the offering set forth in the Memorandum.

7.  Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Series C or Series D Share certificates have been mutilated, lost, stolen or destroyed, should contact the Company at the address indicated above for further instructions.

8.  Requests for Assistance or Additional Copies.

Questions relating to the procedure for conversion, as well as requests for additional copies of this Conversion Notice, may be directed to the Company at the address and telephone number set forth above. In addition, all questions relating to the offering, as well as requests for assistance or additional copies of the Memorandum and this Conversion Notice, may be directed to the Company at the address and telephone number indicated above.

IMPORTANT: This Conversion Notice or a facsimile or copy thereof, including as an attachment to an E-mail transmission to the Company (together with original certificates for Series C or Series D Shares and all other required documents) must be received by the Company on or prior to the Expiration Date.